UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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PACIFIC PREMIER BANCORP, INC. PAC IFIC PREMIER BANCORP, INC. ATTN: CORPORATE SECRETARY 17901 VON KARMAN AVE SUITE 1200 IRVINE, CA 926 14 Your Vote Counts! PACIFIC PREMIER BANCORP, INC. 2025 Annual Meeting Vote by May 18, 2025 11 :59 PM ET You invested in PACIFIC PREMIER BANCORP, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2025. Get informed before you vote View the Notice & Proxy Statement, and 2024 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 05, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and ~I vote without entering a number Vote in Person at the Meeting* May 19, 2025 9:00 AM PDT Pacific Premier Bancorp, Inc. Offices 17901 Von Karman Avenue, Suite 1200 Irvine, California 92614 * Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1 . Election of Directors Nominees: 1 a. Ayad A. Fargo 1 b. Steven R. Gardner 1 C. Stephanie Hsieh 1 d. Jeffrey C. Jones 1 e. Rose E. McKinney-James 1 f. M. Christian Mitchell 1 g. George M. Pereira 1 h. Barbara S. Polsky 1 i. Zareh H. Sarrafian 1 j. Jaynie M. Studenmund 1 k. Richard C. Thomas 2 To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers. 3 To approve an amendment to the Pacific Premier Bancorp, Inc. Amended and Restated 2022 Long-Term Incentive Plan to increase the number of shares available for grant under the plan. 4 To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Board Recommends 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".